UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2006

SES SOLAR INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49891

(Commission File Number)

33-0860242

(IRS Employer Identification No.)

129 Route de Saint-Julien, Plan-les-Ouates, Geneva, Switzerland

(Address of principal executive offices and Zip Code)

+41 22 884 14 84

Registrant's telephone number, including area code

Solar Energy Sources Inc.

#1400-1500 West Georgia Street, Vancouver, British Columbia, V6G 2Z6

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 27, 2006, we announced that we closed a share exchange agreement with Société d'Energie Solaire S.A. (“SES Switzerland”), a private Swiss corporation, and its shareholders, that we entered into on August 31, 2006. SES Switzerland is now a wholly-owned subsidiary of our company.

Item 9.01 Financial Statements and Exhibits.

99.1	News Release of September 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES SOLAR INC.

/s/ John Veltheer

By: John Veltheer, Director

September 27, 2006